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                                                                  EXHIBIT 10.3

                                COMERICA INCORPORATED

                              DIRECTOR FEE DEFERRAL PLAN

                           (1997 AMENDMENT AND RESTATEMENT)


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                                COMERICA INCORPORATED

                              DIRECTOR FEE DEFERRAL PLAN


                                  TABLE OF CONTENTS


SECTION I.  PURPOSE ..........................................................1

SECTION II.  DEFINITIONS .....................................................2
    A.   Beneficiary(ies).....................................................2
    B.   Beneficiary Designation..............................................2
    C.   Cancellation of Deferral Election....................................2
    D.   Code.................................................................2
    E.   Committee............................................................2
    F.   Company..............................................................2
    G.   Corporate Secretary..................................................2
    H.   Deferral Election....................................................2
    I.   Director Fees........................................................3
    J.   Fee Deferral Account.................................................3
    K.   Participant..........................................................3
    L.   Plan.................................................................3
    M.   Plan Administrator...................................................3
    N.   Subsidiary...........................................................3
    O.   Unforeseeable Emergency..............................................3

SECTION III.  ELIGIBILITY ....................................................4


SECTION IV.  PROCEDURES RELATING TO DEFERRAL ELECTIONS .......................5
         1.   Submission to Corporate Secretary...............................5
         2.   Irrevocability..................................................5
         3.   Cancellation....................................................5


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SECTION V.  FEE DEFERRAL ACCOUNTS AND
    CREDITING OF EARNINGS THEREON.............................................6


SECTION VI.  DISTRIBUTION OF DEFERRED FEES....................................7
    A.   Time and Manner .....................................................7
    B.   Installment Payments.................................................7
    C.   Hardship Distributions...............................................7
    D.   Cash Out Distributions...............................................8


SECTION VII.  DESIGNATION OF BENEFICIARY......................................9



SECTION VIII.  MISCELLANEOUS PROVISIONS......................................10
    A.   Nonalienation of Benefits...........................................10
    B.   Administration of Plan..............................................10
    C.   Amendment or Termination............................................10
    D.   Effective Date......................................................10
    E.   Statements to Participants..........................................11
    F.   Nonforfeitability of Participant Accounts...........................11
    G.   Successors Bound....................................................11
    H.   Governing Law and Rules of Construction.............................11
    I.   Ownership of Fee Deferrals..........................................12


EXHIBIT A - NOTICE OF ELECTION TO DEFER
    THE PAYMENT OF DIRECTORS' FEES..........................................A-1


EXHIBIT B - NOTICE OF CANCELLATION OF DEFERRAL ELECTION.....................B-1


EXHIBIT C - BENEFICIARY DESIGNATION FORM....................................C-1


                                         -ii-

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                                      SECTION I.

                                       PURPOSE.


    The purpose of this Plan is to enable each director of the Company and each director of any Subsidiary of the Company to defer the receipt of all or any portion of his or her Director Fees.

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                                     SECTION II.

                                     DEFINITIONS.


    The following words and phrases, wherever capitalized, shall have the following meanings respectively:
    A. "BENEFICIARY(IES)" means such individual(s) or entity(ies) designated on the most recent Beneficiary Designation the director has submitted to the Corporate Secretary.
    B. "BENEFICIARY DESIGNATION" means a beneficiary designation on the form attached hereto as Exhibit "C", as such form may be modified by the Plan Administrator from time to time.
    C. "CANCELLATION OF DEFERRAL ELECTION" means a written notice of cancellation of election to defer unearned fees on the form attached hereto as Exhibit "B", as such form may be modified by the Plan Administrator from time to time.
    D.   "CODE" means the Internal Revenue Code of 1986, as amended.
    E. "COMMITTEE" means the Directors' Committee of the Board of Directors of Comerica Incorporated.
    F.   "COMPANY" means Comerica Incorporated, a Delaware corporation.
    G.   "CORPORATE SECRETARY" means the Secretary of Comerica Incorporated.
    H. "DEFERRAL ELECTION" means a written election to defer the payment of director fees on the form attached hereto as Exhibit "A", as such form may be modified by the Plan Administrator from time to time.

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    I.   "DIRECTOR FEES" means a director's annual retainer, fees for attending board meetings, fees for attending meetings of any committee of the board and fees for serving as chairman of any committee of the board.
    J. "FEE DEFERRAL ACCOUNT" means an account established under Section V hereof in the name of each director who has submitted a Deferral Election under the Plan to record Director Fees which have been deferred and earnings thereon.
    K. "PARTICIPANT" means an eligible director who has submitted a Deferral Election to the Corporate Secretary in accordance with the provisions of the Plan, and who either has a Deferral Election currently in effect or for whom a Fee Deferral Account is maintained under the Plan.
    L. "PLAN" means the "Comerica Incorporated Director Fee Deferral Plan," the provisions of which are set forth herein, as it may be amended from time to time.
    M. "PLAN ADMINISTRATOR" means one or more individuals appointed by the Committee to handle the day-to-day administration of the Plan.
    N. "SUBSIDIARY" means any corporation a majority of whose stock is owned by Comerica Incorporated.
    O. "UNFORESEEABLE EMERGENCY" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (within the meaning of Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

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                                     SECTION III.

                                     ELIGIBILITY.


    Each director of the Company and each director of any Subsidiary of the Company shall be eligible to participate in the Plan provided any such director is not an employee of the Company or an employee of any Subsidiary of the Company.

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                                     SECTION IV.

                      PROCEDURES RELATING TO DEFERRAL ELECTIONS.


         1. SUBMISSION TO CORPORATE SECRETARY. Any eligible director wishing to participate in the Plan must submit a Deferral Election to the Corporate Secretary at 500 Woodward, Detroit, Michigan 48226-3391 prior to the beginning of the calendar year during which the fees are to be earned. However, any newly-appointed or newly-elected director may submit a Deferral Election within sixty days of his or her appointment or election. A Deferral Election may cover all or any portion of an individual's Director Fees.

         2. IRREVOCABILITY. Deferral Elections may not be modified or revoked once a director has rendered the services that entitle the director to the fees. If a director has submitted a Deferral Election relating to fees to be earned in the future, he or she may modify such election by submitting a new Deferral Election prior to the beginning of the calendar year in which the fees will be earned. Any such Deferral Election will supersede any previous Deferral Election as it related to fees to be earned in future years.

         3. CANCELLATION. A Deferral Election may be cancelled by submitting a Cancellation of Deferral Election. A director who cancels a Deferral Election may not submit a new Deferral Election before the elapse of at least twelve months from the effective date of the cancellation.

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                                      SECTION V.

                              FEE DEFERRAL ACCOUNTS AND
                            CREDITING OF EARNINGS THEREON.

    Director Fees which have been deferred under the Plan shall be credited to a Fee Deferral Account maintained by the Company. As of the last day of each month, each Fee Deferral Account shall be adjusted as follows:
    A. The account shall first be charged with any distributions made during the month;
    B. The account shall then be credited with earnings for the month. Earnings shall be computed by multiplying the balance of the account after the adjustment referred to in Subsection A. by a fraction, the numerator of which is the 5-year United States Treasury note yield (asked) as of the last business day of the preceding quarter as published in the Wall Street Journal, and the denominator of which is 12; and
    C. The account shall then be credited with the amount, if any, of Director Fees deferred during that month.

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                                     SECTION VI.

                            DISTRIBUTION OF DEFERRED FEES.


    A. TIME AND MANNER. Distribution of Fee Deferral Accounts shall be made at such time and in such manner, i.e., a lump sum or installments, as the Participant has specified in the Deferral Election(s) submitted to the Corporate Secretary. A lump sum distribution shall be made on January 15th of the year selected for distribution or, if the Participant has chosen to receive installment payments, such installments shall commence on January 15th of the year selected for installments to commence.
    B. INSTALLMENT PAYMENTS. Installment payments under an installment payment option may not exceed ten years. The amount of each installment payment shall be determined by multiplying the balance of the Fee Deferral Account on the date the installment is scheduled to be paid by a fraction, the numerator of which is one and the denominator of which is the number of unpaid installments remaining at such time. If a Participant who is receiving installment payments dies prior to receiving the balance of his or her account, the unpaid balance shall be paid in one lump sum to the Participant's Beneficiary(ies) not later than the 15th day of the month following the month in which the Participant's death occurred.
    C. HARDSHIP DISTRIBUTIONS. In the event of an Unforeseeable Emergency involving a Participant which occurs prior to distribution of the entire balance of the Participant's Fee Deferral Account, the Committee may, in its sole discretion, distribute to the Participant in a single sum an amount equal to such portion of such account as shall be necessary, in the judgment of the Committee, to alleviate the financial hardship occasioned by the

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Unforeseeable Emergency.  Any Participant desiring a distribution under the Plan on account of an Unforeseeable Emergency shall submit to the Committee a written request for such distribution which sets forth in reasonable detail the Unforeseeable Emergency which would cause the Participant severe financial hardship, and the amount which the Participant believes to be necessary to alleviate the financial hardship. In determining whether to grant any requested hardship distribution, the Committee shall adhere to the requirements of Section 1.457-2(h)(4) of the Income Tax Regulations (or to any successor regulations dealing with the same subject matter), the provisions of which are incorporated herein by reference.
    D. CASH OUT DISTRIBUTIONS. If, at the time an installment distribution of a Fee Deferral Account in the name of any Participant is scheduled to commence, the fair market value of such account does not exceed $10,000, then, notwithstanding an election by the Participant that such account be distributed in installments, the balance of such account shall be distributed to the Participant in a single sum on or about the date the first installment is scheduled to be made.

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                                     SECTION VII.
                             DESIGNATION OF BENEFICIARY.


    Upon becoming a Participant of the Plan, each director shall submit to the Corporate Secretary a Beneficiary Designation on the form attached as Exhibit "C" designating one or more Beneficiaries to whom payments otherwise due the Participant shall be made in the event of the Participant's death before distribution of the Participant's Fee Deferral Account has been completed. A Beneficiary Designation will be effective only if it is signed by the Participant and submitted to the Corporate Secretary before the Participant's death. Any Beneficiary Designation submitted to the Corporate Secretary will supersede any previous Beneficiary Designation so submitted. If the primary beneficiary shall predecease the Participant or the primary beneficiary and the Participant die in a common disaster under such circumstances that it is impossible to determine who survived the other, amounts remaining unpaid at the time of the Participant's death shall be paid to the alternate beneficiary(ies) who survive the Participant. If there are no alternate beneficiaries living or in existence at the date of the Participant's death, the balance of the account shall be paid in one lump sum to the legal representative of the Participant's estate.

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                                    SECTION VIII.
                              MISCELLANEOUS PROVISIONS.


    A. NONALIENATION OF BENEFITS. Neither the Participant nor any Beneficiary designated by him or her shall have any right to alienate, assign, or encumber any amount that is or may be payable hereunder, nor may any such amount be subjected to attachment, garnishment, levy, execution or other legal or equitable process for the debts, contracts, liabilities, engagements or acts of any Participant or Beneficiary.

    B. ADMINISTRATION OF PLAN. Full power and authority to construe, interpret, and administer the Plan shall be vested in the Directors' Committee of the Board of Directors of the Company. To the extent permitted by law, the Committee may delegate any authority it possesses to the Plan Administrator. To the extent the Committee has delegated authority concerning a matter to the Plan Administrator, any reference in the Plan to the "Committee" insofar as it pertains to such matter, shall refer likewise to the Plan Administrator. Decisions of the Committee shall be final, conclusive, and binding upon all parties.

    C. AMENDMENT OR TERMINATION. The Board of Directors of the Company may amend or terminate this Plan at any time. Any amendment or termination of this Plan shall not affect the rights of Participants or Beneficiaries to the amounts in Fee Deferral Accounts at the time of such amendment or termination. The Plan Administrator may make any amendments to the Plan, including forms under the Plan, recommended by the Company's legal counsel which are necessary or appropriate to keep the Plan and forms

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in compliance with applicable laws.  The Company reserves the right to accelerate distribution of fees deferred hereunder in the event the Plan is terminated.

    D. EFFECTIVE DATE. This Plan is intended to constitute an amendment and restatement of a prior plan maintained by the Company captioned "Comerica Incorporated Plan for Deferring the Payment of Directors' Fees." The version of the Plan contained in this document shall be effective to defer monies to be earned from and after January 1, 1997, and the earnings rate contained in this version of the Plan shall apply to existing accounts under the Plan beginning January 1, 1997. Except for the earnings rate, monies deferred under prior versions of the Plan shall remain subject to prior deferral elections.

    E. STATEMENTS TO PARTICIPANTS. Statements will be provided to Participants under the Plan on at least an annual basis.

    F. NONFORFEITABILITY OF PARTICIPANT ACCOUNTS. Each Participant shall be fully vested in his or her Fee Deferral Account.

    G. SUCCESSORS BOUND. The contractual agreement between Comerica Incorporated and each Participant resulting from the execution of a Deferral Election shall be binding upon and inure to the benefit of Comerica Incorporated, its successors and assigns, and to the Participant and to the Participant's heirs, executors, administrators and other legal representatives.

    H. GOVERNING LAW AND RULES OF CONSTRUCTION. This Plan shall be governed in all respects, whether as to construction, validity or otherwise, by applicable federal law and, to the extent that federal law is inapplicable, by the laws of the State of Michigan. Each provision of this Plan shall be treated as severable, to the end that, if any one or more

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provisions shall be adjudged or declared illegal, invalid or unenforceable, this
Plan shall be interpreted, and shall remain in full force and effect, as though such provision or provisions had never been contained herein. It is the intention of Comerica Incorporated that the Plan established hereunder be "unfunded" for income tax purposes, and the provisions hereof shall be construed in a manner to carry out that intention.

    I. OWNERSHIP OF FEE DEFERRALS. Title to and beneficial ownership of any assets, of whatever nature, which may be allocated by Comerica Incorporated to any Fee Deferral Account in the name of any Participant shall at all times remain with Comerica Incorporated, and no Participant or Beneficiary shall have any property interest whatsoever in any specific assets of Comerica Incorporated by reason of the establishment of the Plan. The rights of each Participant and Beneficiary hereunder shall be limited to enforcing the unfunded, unsecured promise of Comerica Incorporated to pay benefits under the Plan, and the status of any Participant or Beneficiary shall be that of an unsecured general creditor of Comerica Incorporated.

                                                                     EXHIBIT "A"

                                COMERICA INCORPORATED
                              DIRECTOR FEE DEFERRAL PLAN

                             NOTICE OF ELECTION TO DEFER
                            THE PAYMENT OF DIRECTORS' FEES


    A director who wishes to defer fees should check applicable boxes, complete the other portions of the form, sign and date the form and return it to:

                                  Secretary
                                  Comerica Incorporated
                                  500 Woodward Avenue
                                  33rd Floor
                                  Detroit, Michigan 48226-3391


    A.   BOARD ON WHICH I SERVE AS DIRECTOR:

         / /  Comerica Incorporated
         / /  Comerica Bank
         / /  Comerica Bank-California
         / /  Comerica Bank-Texas
         / /  Comerica Bank & Trust, F.S.B.

    B. ELECTION TO DEFER FEES. Pursuant to provisions of the above-referenced Plan, I hereby elect to have the fees specified below which become payable to me for rendering services as a member of the Board of Directors on which I serve deferred in the manner specified below. It is understood and agreed that this election shall become effective on the first day of the calendar year following receipt of this Notice of Election by the Secretary of Comerica Incorporated or on the first day of the month following receipt thereof by such Secretary if I am newly-eligible to participate in the Plan. I understand that this election shall be irrevocable with respect to fees once I have performed the services which entitle me to receive such fees. This election shall continue in effect until I modify or revoke it.

    C.   PERCENTAGE OF FEES TO BE DEFERRED

              % of my Director Fees (Select up to 100%)
         _____


                                         A-1

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    D.   YEAR DISTRIBUTION OF DEFERRED FEES IS TO COMMENCE:     19        20
                                                                  ___       ___
Payments will be made or commence on January 15th of the year selected.


    E.   PAYMENT METHOD DESIRED:

         / /  Lump Sum

         / / Installments over ____ years (you may choose 2 to 10 years). (The balance of any Fee Deferral Account will be distributed in one lump sum to the director's designated beneficiary if the director dies before receipt of all installment payments).

    F.   FREQUENCY OF INSTALLMENTS:

         / /  Annually

         / /  Quarterly




Date:
    --------------------------         -----------------------------------
                                            Signature of Director


                                         A-2

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                                                                     EXHIBIT "B"


                                COMERICA INCORPORATED
                              DIRECTOR FEE DEFERRAL PLAN

                     NOTICE OF CANCELLATION OF DEFERRAL ELECTION


    A director who wishes to cancel a deferral election should sign and date this form and return it to:

                             Secretary
                             Comerica Incorporated
                             500 Woodward Avenue
                             33rd Floor
                             Detroit, Michigan 48226-3391

    Pursuant to provisions of the above-reference Plan, I hereby cancel my deferral election under the Plan effective as of the first day of the month following your receipt of this Notice of Cancellation of Deferral Election. This cancellation shall apply only to unearned fees that would, but for this cancellation, be deferred under my prior deferral election. Any fees I have previously elected to defer that have already been earned through my rendering of services shall remain subject to my prior deferral election.



Date:
    --------------------------         -----------------------------------
                                            Signature of Director


                                         B-1

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                                                                     EXHIBIT "C"

                                COMERICA INCORPORATED
                              DIRECTOR FEE DEFERRAL PLAN


                             BENEFICIARY DESIGNATION FORM



    A director who is submitting an election to defer fees should complete this form, sign and date it and return it to:
                             Secretary
                             Comerica Incorporated
                             500 Woodward Avenue
                             33rd Floor
                             Detroit, Michigan 48226-3391

    Pursuant to the provisions of the Comerica Incorporated Director Fee Deferral Plan (the "Plan"), I hereby designate the person(s) named below as beneficiary of all sums held under the Plan which are owing to me at the time of my death.

A.  PRIMARY BENEFICIARY (Check one box and provide related information):

    1.   / /  My spouse.

         Name of Spouse                          Social Security #
                        ---------------------                      -----------

         Address
                 -----------------------------------------

                 -----------------------------------------

    2.   / /  The successor trustee(s) of my revocable living trust.

         Caption Appearing on Trust Agreement
                                              --------------------------------

         Date of Original or Amended and Restated Trust Agreement
                                                                  ------------

         Employer Identification Number
                                        --------------------------------



    3. / / The executor, administrator or personal representative of my estate.


                                         C-1

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    4.   / /  Other (Each beneficiary must be over 18 years of age).

         a.   Name of Beneficiary
                                  ---------------------
              Social Security #
                                  ---------------------
              Relationship to Director
                                       ---------------------------------

              Address
                        ---------------------------------------

                        ---------------------------------------

              Portion of account to be distributed
              to this beneficiary:               %
                                   --------------

         b.   Name of Beneficiary
                                  --------------------
              Social Security #
                                  --------------------

              Relationship to Director
                                       --------------------------------

              Address
                        --------------------------------------

                        --------------------------------------

              Portion of account to be distributed
              to this beneficiary:             %
                                   ------------

              (If you wish to name more than two beneficiaries, please submit duplicate copies of this form and insert appropriate percentages. Please sign and date each copy of this form which is submitted.)


B.  ALTERNATE BENEFICIARY

    If all persons named above as my primary beneficiary predecease me or such person(s) and I die in a common disaster under such circumstances that it is impossible to determine who survived the other, then I designate the following person as alternate beneficiary to receive the sums that would otherwise have been payable to the primary beneficiary if the primary beneficiary had survived.


    Name of Alternate Beneficiary
                                  -----------------------------------

    Social Security or Employer Identification #
                                                 --------------------
    Address
            -----------------------------------------

            -----------------------------------------

    This designation supersedes any previous Beneficiary Designation I may have made with respect to deferred fees under the Plan, including prior versions of the Plan. I reserve the right to change the beneficiary(ies) named herein in accordance with the terms of the Plan. If there are no alternate beneficiaries living or in existence at the date of my death, I understand that the balance of my account will be paid to the legal representative of my estate.



    ------------------------------------    ---------------------------------
    Signature of Director                                  Date

    ------------------------------------    ---------------------------------
    Signature of Witness                                   Date

Witness may not be a named beneficiary

                                         C-3